NYSE Arca, Inc. (the 'Exchange') hereby notifies the SEC of its intention to remove the the following class of securities issued by Bank of America Corporation (the 'Company') from listing and registration on the Exchange upon the effective date of this Form 25:

Accelerated Return Notes Linked to the S&P 500 Index due
April 5, 2010 (suspended 4/5/2010) symbol: SJD

Strategic Accelerated Redemption Securities Linked to the
S&P 500 Index due April 5, 2011 (suspended 4/8/2010) symbol: SEO

Strategic Accelerated Redemption Securities Linked to the SPDR
Gold Trust, due May 3, 2011 (suspended 5/3/2010) symbol: GBN

Strategic Accelerated Redemption Securities, Linked to  the
S&P 500 Index, due June 1, 2011 (suspended 6/8/2010) symbol: SJP

Strategic Accelerated Redemption Securities, Linked to the iShares FTSE/Xinhua 25 Index Fund, due June 1, 2011
(suspended 6/8/2010) symbol: SYP

Accelerated Return Notes, Linked to the S&P 500 Index, due July 30, 2010 (suspended 7/30/2010) symbol: SMC

Bear Market Strategic Accelerated Redemption Securities Linked to the iShares Dow Jones U.S. Real Estate Index Fund due 8/3/2010
(suspended 8/3/2010) symbol: DMH

Strategic Accelerated Redemption Securities, Linked to
S&P 500 Index due August 2, 2011 (suspended 8/9/2010) symbol: SPO

Capped Leveraged Index Return Notes, Linked to the
S&P 500 Index, due August 27, 2010 (suspended 8/27/2010) symbol: CFU

Bear Market Strategic Accelerated Redemption Securities,
Linked to the S&P Small Cap Regional Banks Index, due August 31, 2010 (suspended 8/31/2010) symbol: SDE

Bear Market Strategic Accelerated Redemption Securities Linked to the iShares Dow Jones U.S. Real Estate Index Fund due September 30, 2010 (suspended 9/30/2010) symbol: SKH

Accelerated Return Notes Linked to the S&P 500 Index, due October 29, 2010 (suspended 10/29/2010) symbol: SPC

Capped Leveraged Index Return Notes Linked to the S&P 500 Index, due November 29, 2010 (suspended 11/29/2010) symbol: CEZ

Strategic Accelerated Redemption Securities Linked to the S&P
500 Index, due December 5, 2011 (suspended 12/6/2010) symbol: SFH

Strategic Accelerated Redemption Securities Linked to the
S&P 500 due January 11, 2012 (suspended 1/4/2011) symbol: SJV

Strategic Accelerated Redemption Securities Linked to the
S&P 500 Index due 1/30/2012 (suspended 2/11/2011) symbol: SYO

Accelerated Return Notes Linked to the S&P 500 Index due 3/25/2011 (suspended 3/25/2011) symbol: ALO

Strategic Accelerated Redemption Securities Linked to the
S&P 500 Index, due March 30, 2012 (suspended 3/28/2011) symbol: ADF

Strategic Accelerated Redemption Securities Linked to  the
S&P 500 Index, due April 27, 2012 (suspended 5/9/2011) symbol: SMY

Accelerated Return Notes Linked to the S&P 500 Index, due July 29, 2011 (suspended 7/25/2011) symbol: ADJ

Accelerated Return Notes Linked to the S&P 500 Index, due September 30, 2011 (suspended 9/30/2011) symbol: ACK

Notes Linked to the S&P 500 Index, due  October 4, 2011
(suspended 10/4/2011) symbol: SKL

Market-Linked Step Up Notes Linked to the S&P 500 Index, due October 28, 2011 (suspended 10/28/2011) symbol: SKN

Market-Linked Step Up Notes Linked to the Russell 2000 Index, due October 28, 2011 (suspended 10/28/2011) symbol: RIH

Market-Linked Step Up Notes Linked to the S&P 500 Index, due November 28, 2011 (suspended 10/28/2011) symbol: MZW

Market-Linked Step Up Notes Linked to the S&P 500 Index due December 23, 2011 (suspended 12/23/2011) symbol: MMY

Market-Linked Step-Up Notes Linked to the S&P 500 Index due 1/27/2012 (suspended 1/27/2012) symbol: MPD

Capped Leveraged Index Return Notes, Linked to the S&P 500 Index, due February 24, 2012 (suspended 2/24/2012) symbol: LMZ

Capped Leveraged Index Return Notes, Linked to the S&P 500 Index, due March 30, 2012 (suspended 3/30/2012) symbol: LDX

Capped Leveraged Index Return Notes, Linked to the S&P 500 Index, due April 27, 2012 (suspended 4/27/2012) symbol: CVF

Capped Leveraged Index Return Notes, Linked to the S&P 500 Index, due May 25, 2012 (suspended 5/25/2012) symbol: CGQ

Leveraged Index Return Notes, Linked to the S&P 500 Index, due June 1, 2012 (suspended 6/1/2012) symbol: SZE

Leveraged Index Return Notes, Linked to the S&P 500 Index, due June 29, 2012 (suspended 6/29/2012) symbol: SVW

Capped Leveraged Index Return Notes, Linked to the S&P 500 Index, due June 29, 2012 (suspended 6/29/2012) symbol: SNK

Leveraged Index Return Notes, Linked to the S&P 500 Index, due July 27, 2012 (suspended 7/27/2012) symbol: SBA

Capped Leveraged Index Return Notes, Linked to the S&P 500 Index, due July 27, 2012 (suspended 7/27/2012) symbol: CDK

Capped Leveraged Index Return Notes, Linked to the S&P 500 Index, due August 31, 2012 (suspended 8/31/2012) symbol: SOS


This action is being taken pursuant to the provisions of Rule 12d2-2(a)(1), as NYSE Regulation has been notified that the above issues have matured at their respective dates. Accordingly, trading in the issues were suspended before the opening on such maturity date.